Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
December 2006
Table of Contents

Consolidated Balance Sheets	1

Credit Exposure Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Direct Financing Leases and Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Mortgage Banking Income and Net Impact of MSR Hedging	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Non-Performing Assets and Past Due Loans and Leases	11

Quarterly Stock Summary, Capital, and Other Data	12

Quarterly Automobile Operating Lease Performance	13

Consolidated Annual Average Balance Sheets	14

Consolidated Annual Net Interest Margin Analysis	15

Selected Annual Income Statement Data	16

Annual Mortgage Banking Income and Net Impact of MSR Hedging	17

Annual Credit Reserves Analysis	18

Annual Net Charge-Off Analysis	19

Annual Non-Performing Assets and Past Due Loans and Leases	20

Annual Automobile Operating Lease Performance	21
Note:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2006		2005	December ’06 vs ’05
(in thousands, except number of shares)	December 31,	September 30,	December 31,	Amount	Percent
	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$1,080,163	$848,088	$966,445	$113,718	11.8
Federal funds sold and securities purchased under resale agreements	440,584	370,418	74,331	366,253	N.M.
Interest bearing deposits in banks	74,168	59,333	22,391	51,777	N.M.
Trading account securities	36,056	122,621	8,619	27,437	N.M.
Loans held for sale	270,422	276,304	294,344	(23,922)	(8.1)
Investment securities	4,362,924	4,643,901	4,526,520	(163,596)	(3.6)
Loans and leases (1)	26,153,425	26,361,502	24,472,166	1,681,259	6.9
Allowance for loan and lease losses	(272,068)	(280,152)	(268,347)	(3,721)	1.4

Net loans and leases	25,881,357	26,081,350	24,203,819	1,677,538	6.9

Automobile operating lease assets	28,331	54,551	189,003	(160,672)	(85.0)
Bank owned life insurance	1,089,028	1,083,033	1,001,542	87,486	8.7
Premises and equipment	372,772	367,709	360,677	12,095	3.4
Goodwill	570,876	571,521	212,530	358,346	N.M.
Other intangible assets	59,487	61,239	4,956	54,531	N.M.
Accrued income and other assets	1,062,851	1,121,880	899,628	163,223	18.1

Total Assets	$35,329,019	$35,661,948	$32,764,805	$2,564,214	7.8

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$25,047,770	$24,738,395	$22,409,675	$2,638,095	11.8
Short-term borrowings	1,676,189	1,532,504	1,889,260	(213,071)	(11.3)
Federal Home Loan Bank advances	996,821	1,221,669	1,155,647	(158,826)	(13.7)
Other long-term debt	2,229,140	2,592,188	2,418,419	(189,279)	(7.8)
Subordinated notes	1,286,657	1,275,883	1,023,371	263,286	25.7
Allowance for unfunded loan commitments and letters of credit	40,161	39,302	36,957	3,204	8.7
Deferred federal income tax liability	443,921	615,291	743,655	(299,734)	(40.3)
Accrued expenses and other liabilities	594,034	516,970	530,320	63,714	12.0

Total Liabilities	32,314,693	32,532,202	30,207,304	2,107,389	7.0

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock — without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 235,474,366; 237,921,076 and 224,106,172 shares, respectively	2,560,569	2,556,168	2,491,326	69,243	2.8
Less 22,391,889; 19,945,179 and 33,760,083 treasury shares at cost, respectively	(506,946)	(445,359)	(693,576)	186,630	(26.9)
Accumulated other comprehensive loss	(55,066)	32,076	(22,093)	(32,973)	N.M.
Retained earnings	1,015,769	986,861	781,844	233,925	29.9

Total Shareholders’ Equity	3,014,326	3,129,746	2,557,501	456,825	17.9

Total Liabilities and Shareholders’ Equity	$35,329,019	$35,661,948	$32,764,805	$2,564,214	7.8

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Credit Exposure Composition

							Change
	2006				2005		December ’06 vs ’05
(in thousands)	December 31,		September 30,		December 31,		Amount	Percent
	(Unaudited)		(Unaudited)
By Type
Commercial:
Middle market commercial and industrial	$5,988,363	22.9%	$5,751,178	21.8%	$5,084,244	20.6%	$904,119	17.8%
Middle market commercial real estate:
Construction	986,508	3.8	1,148,036	4.3	1,521,897	6.2	(535,389)	(35.2)
Commercial	2,839,433	10.8	2,772,645	10.5	2,015,498	8.2	823,935	40.9

Middle market commercial real estate	3,825,941	14.6	3,920,681	14.8	3,537,395	14.4	288,546	8.2
Small business	2,540,148	9.6	2,535,940	9.6	2,223,740	9.1	316,408	14.2

Total commercial	12,354,452	47.1	12,207,799	46.2	10,845,379	44.1	1,509,073	13.9

Consumer:
Automobile loans	2,125,821	8.1	2,105,623	8.0	1,985,304	8.1	140,517	7.1
Automobile leases	1,769,424	6.8	1,910,257	7.2	2,289,015	9.3	(519,591)	(22.7)
Home equity	4,926,900	18.8	5,019,101	19.0	4,762,743	19.3	164,157	3.4
Residential mortgage	4,548,918	17.4	4,678,577	17.7	4,193,139	17.0	355,779	8.5
Other loans	427,910	1.7	440,145	1.7	396,586	1.4	31,324	7.9

Total consumer	13,798,973	52.8	14,153,703	53.6	13,626,787	55.1	172,186	1.3

Total loans and direct financing leases	$26,153,425	99.9	$26,361,502	99.8	$24,472,166	99.2	$1,681,259	6.9

Automobile operating lease assets	28,331	0.1	54,551	0.2	189,003	0.8	(160,672)	(85.0)

Total credit exposure	$26,181,756	100.0%	$26,416,053	100.0%	$24,661,169	100.0%	$1,520,587	6.2%

Total automobile exposure (1)	$3,923,576	15.0%	$4,070,431	15.4%	$4,463,322	18.1%	$(539,746)	(12.1)%

By Business Segment (2)
Regional Banking:
Central Ohio	$3,570,157	13.6%	$3,682,544	13.9%	$3,150,394	12.8%	$419,763	13.3%
Northern Ohio	2,619,465	10.0	2,656,635	10.1	2,522,854	10.2	96,611	3.8
Southern Ohio / Kentucky	2,196,779	8.4	2,185,979	8.3	2,037,190	8.3	159,589	7.8
Eastern Ohio	1,309,260	5.0	1,348,217	5.1	369,870	1.5	939,390	N.M.
West Michigan	2,421,117	9.2	2,443,495	9.3	2,363,162	9.6	57,955	2.5
East Michigan	1,636,901	6.3	1,609,932	6.1	1,573,413	6.4	63,488	4.0
West Virginia	1,107,222	4.2	1,086,757	4.1	970,953	3.9	136,269	14.0
Indiana	968,369	3.7	962,216	3.6	1,025,807	4.2	(57,438)	(5.6)
Mortgage and equipment leasing groups	3,571,054	13.7	3,611,416	13.6	3,493,460	14.1	77,594	2.2

Regional Banking	19,400,324	74.1	19,587,191	74.1	17,507,103	71.0	1,893,221	10.8
Dealer Sales(3)	4,937,095	18.9	5,011,186	19.0	5,429,998	22.0	(492,903)	(9.1)
Private Financial and Capital Markets Group	1,844,337	7.0	1,817,676	6.9	1,724,068	7.0	120,269	7.0
Treasury / Other	—	—	—	—	—	—	—	—

Total credit exposure	$26,181,756	100.0%	$26,416,053	100.0%	$24,661,169	100.0%	$1,520,587	6.2%

N.M., not a meaningful value.

(1)	Sum of automobile loans and leases and automobile operating lease assets.

(2)	Prior period amounts have been reclassified to conform to the current period business segment structure.

(3)	Includes automobile operating lease inventory.

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2006				2005		December ’06 vs ’05
(in thousands)	December 31,		September 30,		December 31,		Amount	Percent
	(Unaudited)		(Unaudited)
By Type
Demand deposits — non-interest bearing	$3,615,745	14.4%	$3,480,888	14.1%	$3,390,044	15.1%	$225,701	6.7%
Demand deposits — interest bearing	7,751,544	30.9	7,921,405	32.0	7,380,044	32.9	371,500	5.0
Savings and other domestic time deposits	2,986,287	11.9	3,011,268	12.2	3,094,136	13.8	(107,849)	(3.5)
Core certificates of deposit	5,364,610	21.4	5,313,473	21.5	3,988,474	17.8	1,376,136	34.5

Total core deposits	19,718,186	78.6	19,727,034	79.8	17,852,698	79.6	1,865,488	10.4
Other domestic time deposits of $100,000 or more	1,191,984	4.8	1,259,719	5.1	886,493	4.0	305,491	34.5
Brokered deposits and negotiable CDs	3,345,943	13.4	3,183,489	12.9	3,199,796	14.3	146,147	4.6
Deposits in foreign offices	791,657	3.2	568,153	2.2	470,688	2.1	320,969	68.2

Total deposits	$25,047,770	100.0%	$24,738,395	100.0%	$22,409,675	100.0%	$2,638,095	11.8%

Total core deposits:
Commercial	$6,063,372	30.8%	$6,214,462	31.5%	$5,352,053	30.0%	$711,319	13.3%
Personal	13,654,814	69.2	13,512,572	68.5	12,500,645	70.0	1,154,169	9.2

Total core deposits	$19,718,186	100.0%	$19,727,034	100.0%	$17,852,698	100.0%	$1,865,488	10.4%

By Business Segment (1)
Regional Banking:
Central Ohio	$4,984,296	19.9%	$4,884,052	19.7%	$4,520,594	20.2%	$463,702	10.3%
Northern Ohio	3,572,069	14.3	3,662,243	14.8	3,498,463	15.6	73,606	2.1
Southern Ohio / Kentucky	2,275,875	9.1	2,212,366	8.9	1,951,322	8.7	324,553	16.6
Eastern Ohio	1,716,499	6.9	1,738,913	7.0	577,912	2.6	1,138,587	N.M.
West Michigan	2,757,440	11.0	2,941,889	11.9	2,790,787	12.5	(33,347)	(1.2)
East Michigan	2,419,482	9.7	2,354,689	9.5	2,263,898	10.1	155,584	6.9
West Virginia	1,513,768	6.0	1,513,206	6.1	1,463,592	6.5	50,176	3.4
Indiana	819,278	3.3	847,824	3.4	728,193	3.2	91,085	12.5
Mortgage and equipment leasing groups	171,900	0.7	146,075	0.6	161,866	0.7	10,034	6.2

Regional Banking	20,230,607	80.8	20,301,257	82.1	17,956,627	80.1	2,273,980	12.7
Dealer Sales	58,885	0.2	58,918	0.2	65,237	0.3	(6,352)	(9.7)
Private Financial and Capital Markets Group	1,162,335	4.6	1,144,731	4.6	1,179,915	5.3	(17,580)	(1.5)
Treasury / Other (2)	3,595,943	14.4	3,233,489	13.1	3,207,896	14.3	388,047	12.1

Total deposits	$25,047,770	100.0%	$24,738,395	100.0%	$22,409,675	100.0%	$2,638,095	11.8%

N.M., not a meaningful value.

(1)	Prior period amounts have been reclassified to conform to the current period business segment structure.

(2)	Comprised largely of brokered deposits and negotiable CDs.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2006				2005	4Q06 vs 4Q05
(in millions)	Fourth	Third	Second	First	Fourth	Amount	Percent
Assets
Interest bearing deposits in banks	$77	$75	$36	$24	$51	$26	51.0%
Trading account securities	116	96	100	66	119	(3)	(2.5)
Federal funds sold and securities purchased under resale agreements	531	266	285	201	103	428	N.M.
Loans held for sale	265	275	287	274	361	(96)	(26.6)
Investment securities:
Taxable	3,792	4,364	4,494	4,138	3,802	(10)	(0.3)
Tax-exempt	594	581	556	548	540	54	10.0

Total investment securities	4,386	4,945	5,050	4,686	4,342	44	1.0
Loans and leases: (1)
Commercial: (2)
Middle market commercial and industrial	5,831	5,591	5,458	5,132	4,946	885	17.9
Middle market commercial real estate:
Construction	1,077	1,122	1,243	1,454	1,675	(598)	(35.7)
Commercial	2,861	2,795	2,799	2,423	1,923	938	48.8

Middle market commercial real estate	3,938	3,917	4,042	3,877	3,598	340	9.4
Small business	2,543	2,531	2,456	2,121	2,230	313	14.0

Total commercial	12,312	12,039	11,956	11,130	10,774	1,538	14.3

Consumer:
Automobile loans	2,111	2,079	2,044	1,994	2,018	93	4.6
Automobile leases	1,838	1,976	2,095	2,221	2,337	(499)	(21.4)

Automobile loans and leases	3,949	4,055	4,139	4,215	4,355	(406)	(9.3)
Home equity	4,973	5,041	5,029	4,833	4,781	192	4.0
Residential mortgage	4,635	4,748	4,629	4,306	4,165	470	11.3
Other loans	430	430	448	447	393	37	9.4

Total consumer	13,987	14,274	14,245	13,801	13,694	293	2.1

Total loans and leases	26,299	26,313	26,201	24,931	24,468	1,831	7.5
Allowance for loan and lease losses	(282)	(291)	(293)	(283)	(262)	(20)	(7.6)

Net loans and leases	26,017	26,022	25,908	24,648	24,206	1,811	7.5

Total earning assets	31,674	31,970	31,959	30,182	29,444	2,230	7.6

Automobile operating lease assets	40	68	105	159	216	(176)	(81.5)
Cash and due from banks	830	823	832	813	742	88	11.9
Intangible assets	631	634	638	362	218	413	N.M.
All other assets	2,577	2,565	2,449	2,256	2,256	321	14.2

Total Assets	$35,470	$35,769	$35,690	$33,489	$32,614	$2,856	8.8%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,580	$3,509	$3,594	$3,436	$3,444	$136	3.9%
Demand deposits — interest bearing	7,767	7,858	7,778	7,562	7,496	271	3.6
Savings and other domestic time deposits	2,849	2,923	3,106	3,095	2,984	(135)	(4.5)
Core certificates of deposit	5,380	5,334	5,083	4,389	3,891	1,489	38.3

Total core deposits	19,576	19,624	19,561	18,482	17,815	1,761	9.9
Other domestic time deposits of $100,000 or more	1,282	1,141	1,086	938	927	355	38.3
Brokered deposits and negotiable CDs	3,252	3,307	3,263	3,143	3,210	42	1.3
Deposits in foreign offices	598	521	474	465	490	108	22.0

Total deposits	24,708	24,593	24,384	23,028	22,442	2,266	10.1
Short-term borrowings	1,832	1,660	2,042	1,669	1,472	360	24.5
Federal Home Loan Bank advances	1,121	1,349	1,557	1,453	1,156	(35)	(3.0)
Subordinated notes and other long-term debt	3,583	3,921	3,428	3,346	3,687	(104)	(2.8)

Total interest bearing liabilities	27,664	28,014	27,817	26,060	25,313	2,351	9.3

All other liabilities	1,142	1,276	1,284	1,264	1,283	(141)	(11.0)
Shareholders’ equity	3,084	2,970	2,995	2,729	2,574	510	19.8

Total Liabilities and Shareholders’ Equity	$35,470	$35,769	$35,690	$33,489	$32,614	$2,856	8.8%

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

(2)	The middle market C&I and CRE loan balances in the first quarter of 2006 contain Unizan loan balances that were subject to reclassification when these loans were converted to Huntington’s loan systems.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2006				2005
Fully taxable equivalent basis (1)	Fourth	Third	Second	First	Fourth

Assets
Interest bearing deposits in banks	5.50%	5.23%	7.05%	7.89%	3.20%
Trading account securities	4.10	4.32	4.51	2.94	4.53
Federal funds sold and securities purchased under resale agreements	5.35	5.13	4.75	4.30	3.78
Loans held for sale	6.01	6.24	6.23	5.92	5.68
Investment securities:
Taxable	6.05	5.49	5.34	5.04	4.70
Tax-exempt	6.68	6.80	6.83	6.71	6.77

Total investment securities	6.13	5.64	5.51	5.23	4.96
Loans and leases: (3)
Commercial:
Middle market commercial and industrial	7.50	7.35	7.26	6.80	6.28
Middle market commercial real estate:
Construction	8.44	8.48	8.01	7.55	7.27
Commercial	7.57	7.87	7.26	6.78	6.46

Middle market commercial real estate	7.81	8.05	7.49	7.07	6.84
Small business	7.30	7.27	7.10	6.67	6.43

Total commercial	7.56	7.56	7.30	6.87	6.50

Consumer:
Automobile loans	6.75	6.62	6.48	6.40	6.26
Automobile leases	5.21	5.10	5.01	4.97	4.98

Automobile loans and leases	6.03	5.88	5.74	5.65	5.57
Home equity	7.75	7.62	7.46	6.88	6.82
Residential mortgage	5.55	5.46	5.39	5.34	5.31
Other loans	9.28	9.41	9.21	8.38	8.13

Total consumer	6.58	6.46	6.35	6.08	6.00

Total loans and leases	7.04	6.96	6.79	6.43	6.22

Total earning assets	6.86%	6.73%	6.55%	6.21%	6.01%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	2.97	2.92	2.62	2.44	2.12
Savings and other domestic time deposits	1.90	1.75	1.59	1.49	1.44
Core certificates of deposit	4.58	4.40	4.10	3.84	3.70

Total core deposits	3.32	3.20	2.89	2.65	2.41
Other domestic time deposits of $100,000 or more	5.29	5.18	4.83	4.55	3.98
Brokered deposits and negotiable CDs	5.53	5.50	5.12	4.69	4.20
Deposits in foreign offices	3.18	3.12	2.68	2.62	2.66

Total deposits	3.78	3.66	3.34	3.07	2.79
Short-term borrowings	4.21	4.10	4.12	3.57	3.11
Federal Home Loan Bank advances	4.50	4.51	4.34	3.99	3.37
Subordinated notes and other long-term debt	5.96	5.75	5.67	5.22	4.72

Total interest bearing liabilities	4.12%	4.02%	3.74%	3.43%	3.12%

Net interest rate spread	2.74%	2.71%	2.81%	2.78%	2.89%
Impact of non-interest bearing funds on margin	0.54	0.51	0.53	0.54	0.45

Net interest margin	3.28%	3.22%	3.34%	3.32%	3.34%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Direct Financing Leases
  and Deposit Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2006			2005		4Q06 vs 4Q05
(in millions)	Fourth	Third	Second	First	Fourth	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$3,641	$3,646	$3,579	$3,191	$3,228	$413	12.8%
Northern Ohio	2,648	2,666	2,615	2,520	2,546	102	4.0
Southern Ohio / Kentucky	2,176	2,196	2,193	2,092	2,064	112	5.4
Eastern Ohio	1,325	1,397	1,487	872	372	953	N.M.
West Michigan	2,439	2,408	2,386	2,362	2,382	57	2.4
East Michigan	1,617	1,592	1,565	1,551	1,536	81	5.3
West Virginia	1,098	1,068	1,013	966	963	135	14.0
Indiana	996	950	977	1,018	972	24	2.5
Mortgage and equipment leasing groups	3,595	3,598	3,495	3,458	3,461	134	3.9

Regional Banking	19,535	19,521	19,310	18,030	17,524	2,011	11.5
Dealer Sales	4,915	4,972	5,134	5,183	5,225	(310)	(5.9)
Private Financial and Capital Markets Group	1,849	1,820	1,757	1,718	1,719	130	7.6
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$26,299	$26,313	$26,201	$24,931	$24,468	$1,831	7.5%

Deposit composition (1)
Regional Banking:
Central Ohio	$4,804	$4,778	$4,810	$4,602	$4,498	$306	6.8%
Northern Ohio	3,597	3,619	3,539	3,603	3,546	51	1.4
Southern Ohio / Kentucky	2,229	2,193	2,244	2,058	1,938	291	15.0
Eastern Ohio	1,733	1,750	1,758	989	585	1,148	N.M.
West Michigan	2,819	2,901	2,805	2,791	2,774	45	1.6
East Michigan	2,370	2,311	2,253	2,255	2,287	83	3.6
West Virginia	1,519	1,498	1,497	1,471	1,428	91	6.4
Indiana	922	825	822	746	743	179	24.1
Mortgage and equipment leasing groups	195	183	189	162	202	(7)	(3.5)

Regional Banking	20,188	20,058	19,917	18,677	18,001	2,187	12.1
Dealer Sales	56	58	56	58	63	(7)	(11.1)
Private Financial and Capital Markets Group	1,170	1,142	1,144	1,150	1,161	9	0.8
Treasury / Other	3,294	3,335	3,267	3,143	3,217	77	2.4

Total deposits	$24,708	$24,593	$24,384	$23,028	$22,442	$2,266	10.1%

(1)	Prior period amounts have been reclassified to conform to the current period business segment structure.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	2006				2005	4Q06 vs 4Q05
(in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth	Amount	Percent

Interest income	$544,841	$538,988	$521,903	$464,787	$442,476	$102,365	23.1%
Interest expense	286,852	283,675	259,708	221,107	198,800	88,052	44.3

Net interest income	257,989	255,313	262,195	243,680	243,676	14,313	5.9
Provision for credit losses	15,744	14,162	15,745	19,540	30,831	(15,087)	(48.9)

Net interest income after provision for credit losses	242,245	241,151	246,450	224,140	212,845	29,400	13.8

Service charges on deposit accounts	48,548	48,718	47,225	41,222	42,083	6,465	15.4
Trust services	23,511	22,490	22,676	21,278	20,425	3,086	15.1
Brokerage and insurance income	14,600	14,697	14,345	15,193	13,101	1,499	11.4
Other service charges and fees	13,784	12,989	13,072	11,509	11,488	2,296	20.0
Bank owned life insurance income	10,804	12,125	10,604	10,242	10,389	415	4.0
Mortgage banking income	6,169	8,512	13,616	13,194	8,818	(2,649)	(30.0)
Gains on sales of automobile loans	1,252	863	532	448	455	797	N.M.
Securities (losses) gains (1)	(15,804)	(57,332)	(35)	(20)	(8,770)	(7,034)	80.2
Other income	32,398	26,268	28,841	29,420	26,799	5,599	20.9

Sub-total before operating lease income	135,262	89,330	150,876	142,486	124,788	10,474	8.4
Automobile operating lease income	5,344	8,580	12,143	17,048	22,534	(17,190)	(76.3)

Total non-interest income	140,606	97,910	163,019	159,534	147,322	(6,716)	(4.6)

Personnel costs	137,944	133,823	137,904	131,557	116,111	21,833	18.8
Outside data processing and other services	20,695	18,664	19,569	19,851	19,693	1,002	5.1
Net occupancy	17,279	18,109	17,927	17,966	17,940	(661)	(3.7)
Equipment	18,151	17,249	18,009	16,503	16,093	2,058	12.8
Marketing	6,207	7,846	10,374	7,301	7,145	(938)	(13.1)
Professional services	8,958	6,438	6,292	5,365	7,440	1,518	20.4
Telecommunications	4,619	4,818	4,990	4,825	4,453	166	3.7
Printing and supplies	3,610	3,416	3,764	3,074	3,084	526	17.1
Amortization of intangibles	2,993	2,902	2,992	1,075	218	2,775	N.M.
Other expense	43,365	23,177	21,880	18,227	20,995	22,370	N.M.

Sub-total before operating lease expense	263,821	236,442	243,701	225,744	213,172	50,649	23.8
Automobile operating lease expense	3,969	5,988	8,658	12,671	17,183	(13,214)	(76.9)

Total non-interest expense	267,790	242,430	252,359	238,415	230,355	37,435	16.3

Income before income taxes	115,061	96,631	157,110	145,259	129,812	(14,751)	(11.4)
Provision (benefit) for income taxes (2)	27,346	(60,815)	45,506	40,803	29,239	(1,893)	(6.5)

Net income	$87,715	$157,446	$111,604	$104,456	$100,573	$(12,858)	(12.8)%

Average common shares — diluted	239,881	240,896	244,538	234,363	229,718	10,163	4.4%

Per common share
Net income — diluted	$0.37	$0.65	$0.46	$0.45	$0.44	$(0.07)	(15.9)
Cash dividends declared	0.250	0.250	0.250	0.250	0.215	0.035	16.3

Return on average total assets	0.98%	1.75%	1.25%	1.26%	1.22	(0.24)%	(19.7)
Return on average total shareholders’ equity	11.3	21.0	14.9	15.5	15.5	(4.2)	(27.1)
Net interest margin (3)	3.28	3.22	3.34	3.32	3.34	(0.06)	(1.8)
Efficiency ratio (4)	63.3	57.8	58.1	58.3	57.0	6.3	11.1
Effective tax rate	23.8	(62.9)	29.0	28.1	22.5	1.3	5.8

Revenue — fully taxable equivalent (FTE)
Net interest income	$257,989	$255,313	$262,195	$243,680	$243,676	$14,313	5.9
FTE adjustment	4,115	4,090	3,984	3,836	3,837	278	7.2

Net interest income (3)	262,104	259,403	266,179	247,516	247,513	14,591	5.9
Non-interest income	140,606	97,910	163,019	159,534	147,322	(6,716)	(4.6)

Total revenue (3)	$402,710	$357,313	$429,198	$407,050	$394,835	$7,875	2.0%

N.M., not a meaningful value.

(1)	Includes $57.5 million of securities impairment losses as of September 30, 2006.

(2)	Includes an $84.5 million benefit at September 30, 2006, reflecting the resolution of a federal income tax audit of tax years 2002 and 2003.

(3)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income and Net Impact of MSR Hedging
(Unaudited)

	2006				2005	4Q06 vs 4Q05
(in thousands)	Fourth	Third	Second	First	Fourth	Amount	Percent

Mortgage Banking Income
Origination fees	$1,830	$2,036	$2,177	$1,977	$1,979	$(149)	(7.5)%
Secondary marketing	2,227	1,034	4,914	2,022	3,346	(1,119)	(33.4)
Servicing fees	6,662	6,077	5,995	5,925	5,791	871	15.0
Amortization of capitalized servicing(1)	(3,835)	(4,484)	(3,293)	(3,532)	(3,785)	(50)	(1.3)
Other mortgage banking income	1,778	3,887	2,281	2,227	3,193	(1,415)	(44.3)

Sub-total	8,662	8,550	12,074	8,619	10,524	(1,862)	(17.7)
MSR valuation adjustment (1), (2)	(1,907)	(10,716)	8,281	9,213	385	(2,292)	N.M.
Net trading (losses) gains related to MSR hedging	(586)	10,678	(6,739)	(4,638)	(2,091)	1,505	(72.0)

Total mortgage banking income (loss)	$6,169	$8,512	$13,616	$13,194	$8,818	$(2,649)	(30.0)%

Capitalized mortgage servicing rights(3)	$131,104	$129,317	$136,244	$123,257	$91,259	$39,845	43.7%
MSR allowance(3)	—	—	—	—	(404)	404	N.M.
Total mortgages serviced for others(3)	8,252,000	7,994,000	7,725,000	7,585,000	7,276,000	976,000	13.4
MSR % of investor servicing portfolio	1.59%	1.62%	1.76%	1.63%	1.25%	0.34%	27.2

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	The first quarter of 2006 and subsequent quarters reflect the adoption of SFAS 156, under which MSRs are recorded and accounted for at fair value. Prior periods reflect temporary impairment or recovery, based on accounting for MSRs at the lower of cost or market.

(3)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2006				2005
(in thousands)	Fourth	Third	Second	First	Fourth

Allowance for loan and lease losses, beginning of period	$280,152	$287,517	$283,839	$268,347	$253,943

Acquired allowance for loan and lease losses	—	100 (1)	1,498 (1)	22,187	—
Loan and lease losses	(32,835)	(29,127)	(24,325)	(33,405)	(27,072)
Recoveries of loans previously charged off	9,866	7,888	10,373	9,189	9,504

Net loan and lease losses	(22,969)	(21,239)	(13,952)	(24,216)	(17,568)

Provision for loan and lease losses	14,885	13,774	16,132	17,521	31,972

Allowance for loan and lease losses, end of period	$272,068	$280,152	$287,517	$283,839	$268,347

Allowance for unfunded loan commitments and letters of credit, beginning of period	$39,302	$38,914	$39,301	$36,957	$38,098

Acquired AULC	—	—	—	325	—
Provision for unfunded loan commitments and letters of credit losses	859	388	(387)	2,019	(1,141)

Allowance for unfunded loan commitments and letters of credit, end of period	$40,161	$39,302	$38,914	$39,301	$36,957

Total allowances for credit losses	$312,229	$319,454	$326,431	$323,140	$305,304

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.86%	0.86%	0.89%	0.88%	0.89%
Economic reserve	0.18	0.20	0.20	0.21	0.21

Total loans and leases	1.04%	1.06%	1.09%	1.09%	1.10%

Non-performing loans and leases (NPLs)	181	217	213	209	263
Non-performing assets (NPAs)	136	164	168	183	229

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.19%	1.21%	1.24%	1.24%	1.25%
Non-performing loans and leases	208	247	241	238	300
Non-performing assets	156	187	191	209	261

(1)	Represents an adjustment of the allowance and corresponding adjustment to loan balances resulting from the Unizan merger.

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2006				2005
(in thousands)	Fourth	Third	Second	First	Fourth

Net charge-offs (recoveries) by loan and lease type:
Commercial:
Middle market commercial and industrial	$(1,827)	$1,742	$(484)	$6,887	$(744)
Middle market commercial real estate:
Construction	3,957	(2)	(161)	(241)	(175)
Commercial	144	644	1,557	210	14

Middle market commercial real estate	4,101	642	1,396	(31)	(161)
Small business	4,535	4,451	2,530	3,709	4,465

Total commercial	6,809	6,835	3,442	10,565	3,560

Consumer:
Automobile loans	2,422	1,759	1,172	2,977	3,213
Automobile leases	2,866	2,306	1,758	3,515	3,422

Automobile loans and leases	5,288	4,065	2,930	6,492	6,635
Home equity	5,820	6,734	4,776	4,524	4,498
Residential mortgage	2,226	876	688	715	941
Other loans	2,826	2,729	2,116	1,920	1,934

Total consumer	16,160	14,404	10,510	13,651	14,008

Total net charge-offs	$22,969	$21,239	$13,952	$24,216	$17,568

Net charge-offs (recoveries) — annualized percentages:
Commercial:
Middle market commercial and industrial	(0.13)%	0.12%	(0.04)%	0.54%	(0.06)%
Middle market commercial real estate:
Construction	1.47	—	(0.05)	(0.07)	(0.04)
Commercial	0.02	0.09	0.22	0.03	—

Middle market commercial real estate	0.42	0.07	0.14	—	(0.02)
Small business	0.71	0.70	0.41	0.70	0.80

Total commercial	0.22	0.23	0.12	0.38	0.13

Consumer:
Automobile loans	0.46	0.34	0.23	0.60	0.64
Automobile leases	0.62	0.47	0.34	0.63	0.59

Automobile loans and leases	0.54	0.40	0.28	0.62	0.61
Home equity	0.47	0.53	0.38	0.37	0.38
Residential mortgage	0.19	0.07	0.06	0.07	0.09
Other loans	2.63	2.54	1.89	1.72	1.97

Total consumer	0.46	0.40	0.30	0.40	0.41

Net charge-offs as a % of average loans	0.35%	0.32%	0.21%	0.39%	0.29%

Huntington Bancshares Incorporated
Quarterly Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	2006				2005
(in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,

Non-accrual loans and leases:
Middle market commercial and industrial	$35,657	$37,082	$45,713	$45,723	$28,888
Middle market commercial real estate	34,831	27,538	24,970	18,243	15,763
Small business	25,852	21,356	27,328	28,389	28,931
Residential mortgage	38,489	30,289	22,786	29,376	17,613
Home equity	15,266	13,047	14,466	13,778	10,720

Total non-performing loans and leases	150,095	129,312	135,263	135,509	101,915

Other real estate, net:
Residential	47,898	40,615	34,743	17,481	14,214
Commercial	1,589	1,285	1,062	1,903	1,026

Total other real estate, net	49,487	41,900	35,805	19,384	15,240

Total non-performing assets	$199,582	$171,212	$171,068	$154,893	$117,155

Non-performing assets guaranteed by the U.S. government (1)	$33,858	$33,676	$30,710	$18,256	$7,324

Non-performing loans and leases as a % of total loans and leases	0.57%	0.49%	0.51%	0.52%	0.42%

Non-performing assets as a % of total loans and leases and other real estate	0.76	0.65	0.65	0.59	0.48

Accruing loans and leases past due 90 days or more (1)	$59,114	$62,054	$48,829	$52,297	$56,138

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.23%	0.24%	0.19%	0.20%	0.23%

	2006				2005
(in thousands)	Fourth	Third	Second	First	Fourth

Non-performing assets, beginning of period	$171,212	$171,068	$154,893	$117,155	$101,800
New non-performing assets (1)	66,249	55,490	52,498	53,768	52,553
Acquired non-performing assets	—	—	—	33,843	—
Returns to accruing status	(5,666)	(11,880)	(12,143)	(14,310)	(3,228)
Loan and lease losses	(11,908)	(14,143)	(6,826)	(13,314)	(9,063)
Payments	(16,673)	(16,709)	(12,892)	(13,195)	(21,329)
Sales	(3,632)	(12,614)	(4,462)	(9,054)	(3,578)

Non-performing assets, end of period	$199,582	$171,212	$171,068	$154,893	$117,155

(1)	Beginning in the second quarter of 2006, OREO includes balances of foreclosures on loans serviced for GNMA, which are fully guaranteed by the US Government, that were reported in 90 day past due loans and leases in prior periods.

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2006				2005
(in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth

Common stock price, per share
High (1)	$24.970	$24.820	$24.410	$24.750	$24.640
Low (1)	22.870	23.000	23.120	22.560	20.970
Close	23.750	23.930	23.580	24.130	23.750
Average closing price	24.315	23.942	23.732	23.649	23.369

Dividends, per share
Cash dividends declared on common stock	$0.250	$0.250	$0.250	$0.250	$0.215

Common shares outstanding
Average — basic	236,426	237,672	241,729	230,968	226,699
Average — diluted	239,881	240,896	244,538	234,363	229,718
Ending	235,474	237,921	237,361	245,183	224,106

Book value per share	$12.80	$13.15	$12.38	$12.56	$11.41
Tangible book value per share	10.12	10.50	9.70	9.95	10.44

Common share repurchases
Number of shares repurchased	3,050	—	8,100	4,831	5,175

Capital adequacy

	2006				2005
(in millions)	December 31,	September 30,	June 30,	March 31,	December 31,

Total risk-weighted assets (2)	$31,332	$31,330	$31,614	$31,298	$29,599

Tier 1 leverage ratio (2)	8.00%	7.99%	7.62%	8.53%	8.34%
Tier 1 risk-based capital ratio (2)	8.89	8.95	8.45	8.94	9.13
Total risk-based capital ratio (2)	12.73	12.81	12.29	12.91	12.42

Tangible equity / asset ratio	6.87	7.13	6.46	6.97	7.19
Tangible equity / risk-weighted assets ratio (2)	7.61	7.97	7.29	7.80	7.91
Average equity / average assets	8.70	8.30	8.39	8.15	7.89

Other data
Number of employees (full-time equivalent)	8,081	8,077	8,075	8,078	7,602
Number of domestic full-service banking offices (3)	381	381	379	385	344

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	December 31, 2006 figures are estimated. The adoption of FAS 158 did not impact regulatory capital ratios at December 31, 2006.

(3)	Includes Private Financial Group offices in Florida.

Huntington Bancshares Incorporated
Quarterly Automobile Operating Lease Performance
(Unaudited)

	2006				2005	4Q06 vs 4Q05
(in thousands)	Fourth	Third	Second	First	Fourth	Amount	Percent

Balance Sheet:
Average automobile operating lease assets outstanding	$40,145	$68,223	$104,585	$159,073	$215,976	$(175,831)	(81.4)%

Income Statement:
Net rental income	$4,403	$7,258	$10,678	$15,173	$19,866	$(15,463)	(77.8)%
Fees	219	401	669	732	1,482	(1,263)	(85.2)
Recoveries — early terminations	722	921	796	1,143	1,186	(464)	(39.1)

Total automobile operating lease income	5,344	8,580	12,143	17,048	22,534	(17,190)	(76.3)

Depreciation and residual losses at termination	3,513	5,494	8,083	11,501	15,680	(12,167)	(77.6)
Losses — early terminations	456	494	575	1,170	1,503	(1,047)	(69.7)

Total automobile operating lease expense	3,969	5,988	8,658	12,671	17,183	(13,214)	(76.9)

Net earnings contribution	$1,375	$2,592	$3,485	$4,377	$5,351	$(3,976)	(74.3)%

Definition of term(s):
Net rental income includes the lease payments earned on the vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on vehicles where the lessee has defaulted on the operating lease.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances
Fully taxable equivalent basis		Change from 2005			Change from 2004
(in millions)	2006	Amount	%	2005	Amount	%	2004	2003	2002

Assets
Interest bearing deposits in banks	$53	$—	—%	$53	$(13)	(19.7)%	$66	$37	$33
Trading account securities	92	(115)	(55.6)	207	102	97.1	105	14	7
Federal funds sold and securities purchased under resale agreements	321	59	22.5	262	(57)	(17.9)	319	87	72
Loans held for sale	275	(43)	(13.5)	318	75	30.9	243	564	322
Investment securities:
Taxable	4,197	514	14.0	3,683	(742)	(16.8)	4,425	3,533	2,859
Tax-exempt	570	95	20.0	475	63	15.3	412	334	135

Total investment securities	4,767	609	14.6	4,158	(679)	(14.0)	4,837	3,867	2,994
Loans and leases: (1) (2)
Commercial:
Middle market commercial and industrial	5,501	684	14.2	4,817	361	8.1	4,456	4,633	4,810
Middle market commercial real estate:
Construction	1,223	(455)	(27.1)	1,678	258	18.2	1,420	1,219	1,151
Commercial	2,727	819	42.9	1,908	(14)	(0.7)	1,922	1,800	1,670

Middle market commercial real estate	3,950	364	10.2	3,586	244	7.3	3,342	3,019	2,821
Small business	2,414	190	8.5	2,224	221	11.0	2,003	1,787	1,642

Total commercial	11,865	1,238	11.7	10,627	826	8.4	9,801	9,439	9,273

Consumer:
Automobile loans	2,057	14	0.7	2,043	(242)	(10.6)	2,285	3,260	2,744
Automobile leases	2,031	(391)	(16.1)	2,422	230	10.5	2,192	1,423	452

Automobile loans and leases	4,088	(377)	(8.4)	4,465	(12)	(0.3)	4,477	4,683	3,196
Home equity	4,970	218	4.6	4,752	508	12.0	4,244	3,400	2,976
Residential mortgage	4,581	500	12.3	4,081	869	27.1	3,212	2,076	1,438
Other loans	439	54	14.0	385	(8)	(2.0)	393	426	534

Total consumer	14,078	395	2.9	13,683	1,357	11.0	12,326	10,585	8,144

Total loans and leases	25,943	1,633	6.7	24,310	2,183	9.9	22,127	20,024	17,417
Allowance for loan and lease losses	(287)	(19)	(7.1)	(268)	30	10.1	(298)	(330)	(344)

Net loans and leases	25,656	1,614	6.7	24,042	2,213	10.1	21,829	19,694	17,073

Total earning assets	31,451	2,143	7.3	29,308	1,611	5.8	27,697	24,593	20,845

Automobile operating lease assets	93	(258)	(73.5)	351	(540)	(60.6)	891	1,697	2,602
Cash and due from banks	825	(20)	(2.4)	845	2	0.2	843	774	744
Intangible assets	567	349	N.M.	218	2	0.9	216	218	293
All other assets	2,463	278	12.7	2,185	101	4.8	2,084	2,020	1,923

Total Assets	$35,112	$2,473	7.6%	$32,639	$1,206	3.8%	$31,433	$28,972	$26,063

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,530	$151	4.5%	$3,379	$149	4.6%	$3,230	$3,080	$2,902
Demand deposits — interest bearing	7,742	84	1.1	7,658	451	6.3	7,207	6,193	5,161
Savings and other domestic time deposits	2,992	(163)	(5.2)	3,155	(275)	(8.0)	3,431	3,462	3,583
Core certificates of deposit	5,050	1,716	51.5	3,334	644	23.9	2,689	3,115	4,175

Total core deposits	19,314	1,788	10.2	17,526	969	5.9	16,557	15,850	15,821
Other domestic time deposits of $100,000 or more	1,113	203	22.3	910	317	53.5	593	389	295
Brokered deposits and negotiable CDs	3,242	123	3.9	3,119	1,282	69.8	1,837	1,419	731
Deposits in foreign offices	515	58	12.7	457	(51)	(10.0)	508	500	337

Total deposits	24,184	2,172	9.9	22,012	2,517	12.9	19,495	18,158	17,184
Short-term borrowings	1,800	421	30.5	1,379	(31)	(2.2)	1,410	1,600	1,856
Federal Home Loan Bank advances	1,369	264	23.9	1,105	(166)	(13.1)	1,271	1,258	279
Subordinated notes and other long-term debt	3,574	(490)	(12.1)	4,064	(1,315)	(24.4)	5,379	4,559	3,335

Total interest bearing liabilities	27,397	2,216	8.8	25,181	856	3.5	24,325	22,495	19,752

All other liabilities	1,239	(257)	(17.2)	1,496	(8)	(0.5)	1,504	1,201	1,170
Shareholders’ equity	2,946	363	14.1	2,583	209	8.8	2,374	2,196	2,239

Total Liabilities and Shareholders’ Equity	$35,112	$2,473	7.6%	$32,639	$1,206	3.8%	$31,433	$28,972	$26,063

N.M., not a meaningful value.

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

(2)	The middle market C&I and CRE loan balances in the first quarter of 2006 contain Unizan loan balances that were subject to reclassification when these loans were converted to Huntington’s loan systems.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin Analysis
(Unaudited)

	Annual Average Rates (2)
Fully Taxable Equivalent basis (1)	2006	2005	2004	2003	2002

Assets
Interest bearing deposits in banks	6.00%	2.16%	1.05%	1.53%	2.38%
Trading account securities	4.19	4.08	4.15	4.02	4.11
Federal funds sold and securities purchased under resale agreements	5.00	2.27	1.73	1.80	1.56
Loans held for sale	6.10	5.64	5.35	5.32	6.35
Investment securities:
Taxable	5.47	4.31	3.88	4.52	6.05
Tax-exempt	6.75	6.71	6.98	7.04	7.47

Total investment securities	5.62	4.58	4.14	4.73	6.12
Loans and leases (3):
Commercial:
Middle market commercial and industrial	7.38	5.79	4.41	4.82	5.50
Middle market commercial real estate:
Construction	8.19	6.43	4.52	4.21	4.57
Commercial	7.41	5.93	4.58	4.97	5.76

Middle market commercial real estate	7.65	6.16	4.55	4.66	5.27
Small business	7.20	6.18	5.50	5.91	6.73

Total commercial	7.43	6.00	4.68	5.00	5.65

Consumer:
Automobile loans	6.57	6.52	7.22	7.43	8.67
Automobile leases	5.07	4.94	5.00	5.12	5.14

Automobile loans and leases	5.82	5.66	6.14	6.73	8.17
Home equity	7.44	6.07	4.92	4.89	5.59
Residential mortgage	5.44	5.22	5.07	5.40	6.35
Other loans	9.07	10.23	7.51	8.55	9.35

Total consumer	6.37	5.80	5.48	5.95	6.98

Total loans and leases	6.86	5.89	5.13	5.50	6.27

Total earning assets	6.63%	5.65%	4.89%	5.35%	6.23%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	2.74	1.77	1.03	1.18	1.71
Savings and other domestic time deposits	1.68	1.36	1.28	1.96	2.24
Core certificates of deposit	4.25	3.56	3.36	3.67	4.48

Total core deposits	3.02	2.10	1.56	2.00	2.76
Other domestic time deposits of $100,000 or more	4.99	3.39	1.90	1.17	2.50
Brokered deposits and negotiable CDs	5.22	3.51	1.80	1.70	2.36
Deposits in foreign offices	2.93	2.10	0.82	0.92	1.47

Total deposits	3.47	2.40	1.58	1.91	2.69
Short-term borrowings	4.01	2.49	0.93	0.98	1.56
Federal Home Loan Bank advances	4.38	3.13	2.62	1.94	2.00
Subordinated notes and other long-term debt	5.65	4.02	2.46	2.82	3.70

Total interest bearing liabilities	3.84	2.70	1.79	2.03	2.75

Net interest rate spread	2.79	2.95	3.10	3.32	3.48

Impact of non-interest bearing funds on margin	0.50	0.38	0.23	0.17	0.14

Net interest margin	3.29%	3.33%	3.33%	3.49%	3.62%

N.M., not a meaningful value.

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 16 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data
(Unaudited)

	Year Ended December 31,
		Change from 2005			Change from 2004
(in thousands, except per share amounts)	2006	Amount	%	2005	Amount	%	2004	2003	2002
Interest income	$2,070,519	$428,754	26.1%	$1,641,765	$294,450	21.9%	$1,347,315	$1,305,756	$1,293,195
Interest expense	1,051,342	371,988	54.8	679,354	243,413	55.8	435,941	456,770	543,621

Net interest income	1,019,177	56,766	5.9	962,411	51,037	5.6	911,374	848,986	749,574
Provision for credit losses	65,191	(16,108)	(19.8)	81,299	26,237	47.7	55,062	163,993	194,426

Net interest income after provision for credit losses	953,986	72,874	8.3	881,112	24,800	2.9	856,312	684,993	555,148

Service charges on deposit accounts	185,713	17,879	10.7	167,834	(3,281)	(1.9)	171,115	167,840	153,564
Trust services	89,955	12,550	16.2	77,405	9,995	14.8	67,410	61,649	62,051
Brokerage and insurance income	58,835	5,216	9.7	53,619	(1,180)	(2.2)	54,799	57,844	62,109
Other service charges and fees	51,354	7,006	15.8	44,348	2,774	6.7	41,574	41,446	42,888
Bank owned life insurance income	43,775	3,039	7.5	40,736	(1,561)	(3.7)	42,297	43,028	43,123
Mortgage banking income	41,491	13,158	46.4	28,333	1,547	5.8	26,786	58,180	32,751
Gains on sales of automobile loans	3,095	1,884	N.M.	1,211	(12,995)	(91.5)	14,206	40,039	—
Securities (losses) gains (1)	(73,191)	(65,136)	N.M.	(8,055)	(23,818)	N.M.	15,763	5,258	4,902
Gain on sale of branch offices	—	—	—	—	—	—	—	13,112	—
Gain on sale of Florida operations	—	—	—	—	—	—	—	—	182,470
Merchant services gain	—	—	—	—	—	—	—	—	24,550
Other income	116,927	23,091	24.6	93,836	(5,381)	(5.4)	99,217	91,059	76,222

Sub-total before operating lease income	517,954	18,687	3.7	499,267	(33,900)	(6.4)	533,167	579,455	684,630
Automobile operating lease income	43,115	(89,900)	(67.6)	133,015	(152,416)	(53.4)	285,431	489,698	657,074

Total non-interest income	561,069	(71,213)	(11.3)	632,282	(186,316)	(22.8)	818,598	1,069,153	1,341,704

Personnel costs	541,228	59,570	12.4	481,658	(4,148)	(0.9)	485,806	447,263	418,037
Outside data processing and other services	78,779	4,141	5.5	74,638	2,523	3.5	72,115	66,118	67,368
Net occupancy	71,281	189	0.3	71,092	(4,849)	(6.4)	75,941	62,481	59,539
Equipment	69,912	6,788	10.8	63,124	(218)	(0.3)	63,342	65,921	68,323
Marketing	31,728	5,449	20.7	26,279	1,679	6.8	24,600	25,648	26,655
Professional services	27,053	(7,516)	(21.7)	34,569	(2,307)	(6.3)	36,876	42,448	33,085
Telecommunications	19,252	604	3.2	18,648	(1,139)	(5.8)	19,787	21,979	22,661
Printing and supplies	13,864	1,291	10.3	12,573	110	0.9	12,463	13,009	15,198
Amortization of intangibles	9,962	9,133	N.M.	829	12	1.5	817	816	2,019
Restructuring reserve releases	—	—	—	—	1,151	N.M.	(1,151)	(6,666)	48,973
Loss on early extinguishment of debt	—	—	—	—	—	—	—	15,250	—
Other expense	106,649	24,089	29.2	82,560	(14,008)	(14.5)	96,568	82,622	93,319

Sub-total before operating lease expense	969,708	103,738	12.0	865,970	(21,194)	(2.4)	887,164	836,889	855,177
Automobile operating lease expense	31,286	(72,564)	(69.9)	103,850	(131,230)	(55.8)	235,080	393,270	518,970

Total non-interest expense	1,000,994	31,174	3.2	969,820	(152,424)	(13.6)	1,122,244	1,230,159	1,374,147

Income before income taxes	514,061	(29,513)	(5.4)	543,574	(9,092)	(1.6)	552,666	523,987	522,705
Provision for income taxes (2)	52,840	(78,643)	(59.8)	131,483	(22,258)	(14.5)	153,741	138,294	198,974

Income before cumulative effect of change in accounting principle	461,221	49,130	11.9	412,091	13,166	3.3	398,925	385,693	323,731
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	—	—	(13,330)	—

Net income	$461,221	49,130	11.9%	$412,091	13,166	3.3%	$398,925	$372,363	$323,731

Average common shares — diluted	239,920	6,445	2.8%	233,475	(381)	(0.2)%	233,856	231,582	244,012

Per common share
Income before cumulative effect of change in September 30, 2006 figures are estimated	$1.95	$0.16	8.9%	$1.79	$0.05	2.9%	$1.74	$1.68	$1.34
Net income per common share — basic	1.95	0.16	8.9	1.79	0.05	2.9	1.74	1.62	1.34
Income before cumulative effect of change in accounting principle per common share — diluted	1.92	0.15	8.5	1.77	0.06	3.5	1.71	1.67	1.33
Net income per common share — diluted	1.92	0.15	8.5	1.77	0.06	3.5	1.71	1.61	1.33
Cash dividends declared	1.000	0.155	18.3	0.845	0.095	12.7	0.750	0.670	0.640

Return on average total assets	1.31%	0.05%	3.97	1.26%	(0.01)%	(0.79)	1.27%	1.29%	1.24%
Return on average total shareholders’ equity	15.7	(0.3)	(1.9)	16.0	(0.8)	(4.8)	16.8	17.0	14.5
Net interest margin (3)	3.29	(0.04)	(1.2)	3.33	—	—	3.33	3.49	3.62
Efficiency ratio (4)	59.4	(0.6)	(1.0)	60.0	(5.0)	(7.7)	65.0	63.9	65.6
Effective tax rate	10.3	(13.9)	(57.4)	24.2	(3.60)	(12.9)	27.8	26.4	38.1	(5)

Revenue — fully taxable equivalent (FTE)
Net interest income	$1,019,177	$56,766	5.9%	$962,411	$51,037	5.6%	$911,374	$848,986	$749,574
FTE adjustment	16,025	2,632	19.7	13,393	1,740	14.9	11,653	9,684	5,205

Net interest income (3)	1,035,202	59,398	6.1	975,804	52,777	5.7	923,027	858,670	754,779
Non-interest income	561,069	(71,213)	(11.3)	632,282	(186,316)	(22.8)	818,598	1,069,153	1,341,704

Total revenue	$1,596,271	$(11,815)	(0.7)%	$1,608,086	$(133,539)	(7.7)%	$1,741,625	$1,927,823	$2,096,483

N.M., not a meaningful value.

(1)	Includes $57.5 million of securities impairment losses as of December 31, 2006.

(2)	Includes an $84.5 million benefit at December 31, 2006, reflecting the resolution of a federal income tax audit of tax years 2002 and 2003.

(3)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Annual Mortgage Banking Income and Net Impact of MSR Hedging
(Unaudited)

	Year Ended December 31,
(in thousands)	2006	2005	2004	2003	2002

Mortgage Banking Income
Origination fees	$8,020	$10,781	$12,377	$17,272	$10,547
Secondary marketing	10,197	10,986	8,340	23,607	21,264
Servicing fees	24,659	22,181	21,696	16,906	11,430
Amortization of capitalized servicing (1)	(15,144)	(18,359)	(19,019)	(25,966)	(12,051)
Other mortgage banking income	10,173	11,750	7,524	11,404	14,956

Sub-total	37,905	37,339	30,918	43,223	46,146
MSR recovery / (impairment) (1), (2)	4,871	4,371	1,378	14,957	(14,113)
Net trading (losses) gains related to MSR hedging	(1,285)	(13,377)	(5,510)	—	718

Total mortgage banking income (loss)	$41,491	$28,333	$26,786	$58,180	$32,751

Capitalized mortgage servicing rights (3)	$131,104	$91,259	$77,107	$71,087	$29,271
MSR allowance (3)	—	(404)	(4,775)	(6,153)	(21,110)
Total mortgages serviced for others (3)	8,252,000	7,276,000	6,861,000	6,394,000	3,776,000
MSR % of investor servicing portfolio	1.59%	1.25%	1.12%	1.11%	0.78%

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	In 2006, Huntington adopted SFAS 156, under which MSRs were recorded and accounted for at fair value. Prior periods reflect temporary impairment or recovery, based on accounting for MSRs at the lower of cost or market.

(3)	At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(in thousands)	2006	2005	2004	2003	2002
Allowance for loan and lease losses, beginning of period	$268,347	$271,211	$299,732	$300,503	$345,402

Acquired allowance for loan and lease losses	23,785	—	—	—	—
Loan and lease losses	(119,692)	(115,848)	(126,115)	(201,534)	(234,352)
Recoveries of loans previously charged off	37,316	35,791	47,580	39,725	37,440

Net loan and lease losses	(82,376)	(80,057)	(78,535)	(161,809)	(196,912)

Provision for loan and lease losses	62,312	83,782	57,397	164,616	182,211
Economic reserve transfer	—	(6,253)	—	—	—
Allowance of assets sold and securitized	—	(336)	(7,383)	(3,578)	(30,198)

Allowance for loan and lease losses, end of period	$272,068	$268,347	$271,211	$299,732	$300,503

Allowance for unfunded loan commitments and letters of credit, beginning of period	$36,957	$33,187	$35,522	$36,145	$23,930

Acquired AULC	325	—	—	—	—
Provision for unfunded loan commitments and letters of credit losses	2,879	(2,483)	(2,335)	(623)	12,215
Economic reserve transfer	—	6,253	—	—	—

Allowance for unfunded loan commitments and letters of credit, end of period	$40,161	$36,957	$33,187	$35,522	$36,145

Total allowances for credit losses	$312,229	$305,304	$304,398	$335,254	$336,648

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.86%	0.89%	0.83%	1.02%	N.A. %
Economic reserve	0.18	0.21	0.32	0.40	N.A.

Total loans and leases	1.04%	1.10%	1.15%	1.42%	1.62%

Non-performing loans and leases (NPLs)	181	263	424	397	235
Non-performing assets (NPAs)	136	229	250	343	220

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.19%	1.25%	1.29%	1.59%	1.81%
Non-performing loans and leases	208	300	476	444	263
Non-performing assets	156	261	280	384	246

N.A., not applicable.

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(in thousands)	2006	2005	2004	2003	2002

Net charge-offs (recoveries) by loan and lease type:
Commercial:
Middle market commercial and industrial	$6,318	$13,578	$1,920	$75,803	$104,703
Middle market commercial real estate:
Construction	3,553	135	2,465	2,928	4,216
Commercial	2,555	3,910	5,506	5,019	11,968

Middle market commercial real estate	6,108	4,045	7,971	7,947	16,184
Small business	15,225	11,951	5,566	11,625	14,516

Total commercial	27,651	29,574	15,457	95,375	135,403

Consumer:
Automobile loans	8,330	11,988	28,574	40,266	39,115
Automobile leases	10,445	11,664	10,837	5,728	1,431

Automobile loans and leases	18,775	23,652	39,411	45,994	40,546
Home equity	21,854	17,619	15,074	12,114	11,840
Residential mortgage	4,505	2,332	1,760	832	872
Other loans	9,591	6,880	6,833	7,494	8,251

Total consumer	54,725	50,483	63,078	66,434	61,509

Total net charge-offs	$82,376	$80,057	$78,535	$161,809	$196,912

Net charge-offs (recoveries) — annualized percentages:
Commercial:
Middle market commercial and industrial	0.11%	0.28%	0.04%	1.64%	2.18%
Middle market commercial real estate:
Construction	0.29	0.01	0.17	0.24	0.37
Commercial	0.09	0.20	0.29	0.28	0.72

Middle market commercial real estate	0.15	0.11	0.24	0.26	0.57
Small business	0.63	0.54	0.28	0.65	0.88

Total commercial	0.23	0.28	0.16	1.01	1.46

Consumer:
Automobile loans	0.40	0.59	1.25	1.24	1.43
Automobile leases	0.51	0.48	0.49	0.40	0.32

Automobile loans and leases	0.46	0.53	0.88	0.98	1.27
Home equity	0.44	0.37	0.36	0.35	0.40
Residential mortgage	0.10	0.06	0.05	0.04	0.06
Other loans	2.18	1.79	1.74	1.78	1.55

Total consumer	0.39	0.37	0.51	0.63	0.76

Net charge-offs as a % of average loans	0.32%	0.33%	0.35%	0.81%	1.13%

N.M., not a meaningful value.

Huntington Bancshares Incorporated
Annual Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	December 31,
(in thousands)	2006	2005	2004	2003	2002

Non-accrual loans and leases:
Middle market commercial and industrial	$35,657	$28,888	$24,179	$33,745	$79,691
Middle market commercial real estate	34,831	15,763	4,582	18,434	19,875
Small business	25,852	28,931	14,601	13,607	19,060
Residential mortgage	38,489	17,613	13,545	9,695	9,443
Home equity	15,266	10,720	7,055	—	—

Total non-performing loans and leases	150,095	101,915	63,962	75,481	128,069

Other real estate, net:
Residential	47,898	14,214	8,762	6,918	7,915
Commercial	1,589	1,026	35,844	4,987	739

Total other real estate, net	49,487	15,240	44,606	11,905	8,654

Total non-performing assets	$199,582	$117,155	$108,568	$87,386	$136,723

Non-performing assets guaranteed by the U.S. government (1)	$33,858	$7,324	$3,550	$2,295	$1,291

Non-performing loans and leases as a % of total loans and leases	0.57%	0.42%	0.27%	0.36%	0.69%

Non-performing assets as a % of total loans and leases and other real estate	0.76	0.48	0.46	0.41	0.74

Accruing loans and leases past due 90 days or more (1)	$59,114	$56,138	$54,283	$55,913	$61,526

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.23%	0.23%	0.23%	0.27%	0.33%

	December 31,
(in thousands)	2006	2005	2004	2003	2002

Non-performing assets, beginning of period	$117,155	$108,568	$87,386	$136,723	$227,493
New non-performing assets (1)	228,005	171,150	137,359	222,043	260,229
Acquired non-performing assets	33,843	—	—	—	—
Returns to accruing status	(43,999)	(7,547)	(3,795)	(16,632)	(17,124)
Loan and lease losses	(46,191)	(38,819)	(37,337)	(109,905)	(152,616)
Payments	(59,469)	(64,861)	(43,319)	(83,886)	(136,774)
Sales	(29,762)	(51,336)	(31,726)	(60,957)	(44,485)

Non-performing assets, end of period	$199,582	$117,155	$108,568	$87,386	$136,723

(1)	Beginning in 2006, OREO includes balances of foreclosures on loans serviced for GNMA, which are fully guaranteed by the US Government, that were reported in 90 day past due loans and leases in prior periods.

Huntington Bancshares Incorporated
Annual Automobile Operating Lease Performance
(Unaudited)

	At December 31,
(in thousands)	2006	2005	2004	2003	2002

Balance Sheet:
Average automobile operating lease assets outstanding	$92,613	$351,213	$890,930	$1,696,535	$2,602,154

Income Statement:
Net rental income	$37,512	$121,101	$265,542	$458,644	$615,453
Fees	2,021	6,531	13,457	21,623	28,542
Recoveries — early terminations	3,582	5,383	6,432	9,431	13,079

Total automobile operating lease income	43,115	133,015	285,431	489,698	657,074

Depreciation and residual losses at termination	28,591	94,816	215,047	350,550	463,783
Losses — early terminations	2,695	9,034	20,033	42,720	55,187

Total automobile operating lease expense	31,286	103,850	235,080	393,270	518,970

Net earnings contribution	$11,829	$29,165	$50,351	$96,428	$138,104

Definition of terms:
Net rental income includes the lease payments earned on the vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on vehicles where the lessee has defaulted on the operating lease.